URSTADT BIDDLE PROPERTIES INC.


                              321 RAILROAD AVENUE
                         GREENWICH, CONNECTICUT 06830


                             ---------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                MARCH 14, 2001


     Notice is hereby given that the Annual Meeting of Stockholders of Urstadt Biddle Properties Inc. will be held at the Hyatt Regency Greenwich, Old
Greenwich, Connecticut, on Wednesday, March 14, 2001, at 11:00 a.m. for the following purposes:

   1. To elect three Directors to serve for three years;

   2. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for one year; and

   3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record as of the close of business on January 29, 2001 are entitled to notice of and to vote at the Meeting.


        WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.


                             By Order of the Directors

                                       /s/ Thomas D. Myers
                                       -------------------
                                           Thomas D. Myers
                                           Secretary



February 2, 2001

                        URSTADT BIDDLE PROPERTIES INC.


                              321 RAILROAD AVENUE
                         GREENWICH, CONNECTICUT 06830


                             ---------------------
                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS


                         TO BE HELD ON MARCH 14, 2001


     This Proxy Statement is furnished to stockholders of Urstadt Biddle Properties Inc., a Maryland corporation (hereinafter called the "Company"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut, on March 14, 2001 at 11:00 a.m. for the purposes set forth in the Notice of Meeting.

     The solicitation is made on behalf of the Directors of the Company and the costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its affiliates may also solicit proxies by telephone, telegraph, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the shares.

     Holders of record of Common Shares and Class A Common Shares of the Company as of the close of business on the record date, January 29, 2001, are entitled to receive notice of, and to vote at, the Meeting. The outstanding Common Shares and Class A Common Shares constitute the only classes of securities entitled to vote at the Meeting. Each Common Share entitles the holder thereof to one vote and each Class A Common Share entitles the holder thereof to 1/20 of one vote. At the close of business on January 29, 2001, there were 6,229,635 Common Shares issued and outstanding and 5,980,116 Class A Common Shares issued and outstanding.

     Shares represented by proxies in the form enclosed, if such proxies are properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted as follows: (i) FOR the election of the three Directors; (ii) FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the ensuing fiscal year; and, in the named proxies' discretion, as to any other matter which may properly come before the Meeting. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Meeting.

     The Annual Report to stockholders for the Company's fiscal year ended October 31, 2000 has been mailed with or prior to this Proxy Statement. This Proxy Statement and the enclosed proxy were mailed to stockholders on or about February 2, 2001. The principal executive offices of the Company are located at 321 Railroad Avenue, Greenwich, Connecticut 06830 (telephone: 203-863-8200; fax: 203-861-6755).

                       PROPOSAL 1. ELECTION OF DIRECTORS


     Pursuant to Section 6.2 of the Articles of Incorporation, the Directors are divided into three classes serving three-year terms. Three Directors are to be elected at the Meeting. Messrs. Willing L. Biddle, E. Virgil Conway and Charles D. Urstadt, comprising Class I, have been nominated for election as Directors to hold office until the year 2004 Annual Meeting and until their successors have been elected and shall qualify.



                                    CLASS I
                          (NOMINATED FOR ELECTION BY
                     HOLDERS OF COMMON SHARES AND CLASS A
                    COMMON SHARES TO SERVE FOR THREE YEARS)


                                         PRINCIPAL OCCUPATION                          DIRECTOR
                                       FOR THE PAST FIVE YEARS                        CONTINUOUS     TERM TO
          NAME                        AND CURRENT DIRECTORSHIPS               AGE        SINCE       EXPIRE
------------------------   -----------------------------------------------   -----   ------------   --------
Willing L. Biddle (E)      President and Chief Operating Officer of the       39        1997          2004
                           Company since December 1996; Executive
                           Vice President (March 1996 -- December
                           1996); Senior Vice President-Management
                           (June 1995 -- March 1996); and Vice Presi-
                           dent -- Retail (April 1993 -- June 1995).

E. Virgil Conway (C)       Chairman, Metropolitan Transportation Au-          71        1989          2004
                           thority (since 1995); Chairman, Financial Ac-
                           counting Standards Advisory Council (1992-
                           1995); Financial Consultant and Corporate
                           Director (since January 1989); Chairman and
                           Director, The Seamen's Bank for Savings, FSB
                           (1969-1989); Trustee, Consolidated Edison
                           Company of New York, Inc.; Director, Union
                           Pacific Corporation; Trustee, Phoenix Duff &
                           Phelps Mutual Funds; Trustee, Atlantic Mu-
                           tual Insurance Company; Director, Centennial
                           Insurance Company; Director, AccuHealth,
                           Inc.; Chairman, New York Housing Partner-
                           ship Development Corporation; Vice Chair-
                           man, Academy of Political Science; Trustee,
                           Pace University.

Charles D. Urstadt (E)     Senior Managing Director, Brown Harris             41        1997          2004
                           Stevens, LLC; (since 1992); President and Di-
                           rector, Urstadt Property Company, Inc. (since
                           1990); Publisher, New York Construction News
                           (1984-1992); Member, Board of Consultants of
                           the Company (1991-1997); President and Di-
                           rector, East Side Association (1994-1997); Di-
                           rector, Friends of Channel 13; Board Member,
                           New York State Board for Historic Preserva-
                           tion; Director, New York Building Congress
                           ( 1988-1992).

                                   CLASS II
                       (TERM OF OFFICE EXPIRES IN 2002)


                                      PRINCIPAL OCCUPATION                          DIRECTOR
                                     FOR THE PAST FIVE YEARS                       CONTINUOUS     TERM TO
         NAME                       AND CURRENT DIRECTORSHIPS              AGE        SINCE       EXPIRE
----------------------   ----------------------------------------------   -----   ------------   --------
Peter Herrick (A)(E)     Retired Vice Chairman (1990-1992) and Direc-      73        1990          2002
                         tor, The Bank of New York; President and
                         Chief Operating Officer, The Bank of New
                         York (1982 to 1990); President and Director,
                         The Bank of New York Company, Inc. (1984
                         to 1992); Member, New York State Banking
                         Board (1990 to 1993); Director, Mastercard
                         International (1985-1992); Director, BNY
                         Hamilton Funds, Inc. (1992 to 1999).

George J. Vojta (A)      Retired Vice Chairman and Director, Bankers       65        1999          2002
                         Trust Company (1992-1999); Executive Vice
                         President, Bankers Trust Company (1984-
                         1992); Member, New York State Banking
                         Board; Director, Private Export Funding Cor-
                         poration; Chairman, Wharton Financial Insti-
                         tutions Center; Chairman, The Westchester
                         Group, LLC; President, Financial Services Fo-
                         rum; Member, Council on Foreign Relations;
                         Director and Vice Chairman, St. Luke's/
                         Roosevelt Hospital.

                                   CLASS III
                       (TERM OF OFFICE EXPIRES IN 2003)

                                         PRINCIPAL OCCUPATION                          DIRECTOR
                                       FOR THE PAST FIVE YEARS                        CONTINUOUS     TERM TO
          NAME                        AND CURRENT DIRECTORSHIPS               AGE        SINCE       EXPIRE
------------------------   -----------------------------------------------   -----   ------------   --------
Robert R. Douglass (C)     Of Counsel, Milbank, Tweed, Hadley and             69        1991          2003
                           McCloy; Chairman and Director, Cedel Inter-
                           national; Chairman and Director, Clearstream
                           International; Retired Vice Chairman and Di-
                           rector, The Chase Manhattan Corporation
                           (1985 to 1993); Executive Vice President, Gen-
                           eral Counsel and Secretary, The Chase Man-
                           hattan Corporation (1976 to 1985); Trustee,
                           Dartmouth College (1983 to 1993); Chairman,
                           Downtown Lower Manhattan Association;
                           Chairman of Alliance for Downtown New
                           York; Director, Business Council for the
                           United Nations; Member, Council on Foreign
                           Relations.

                                          PRINCIPAL OCCUPATION                          DIRECTOR
                                         FOR THE PAST FIVE YEARS                       CONTINUOUS     TERM TO
           NAME                         AND CURRENT DIRECTORSHIPS              AGE        SINCE       EXPIRE
--------------------------   ----------------------------------------------   -----   ------------   --------
George H.C. Lawrence (C)     President and Chief Executive Officer,            63        1988          2003
                             Lawrence Investing Company, Inc. (since
                             1970); Trustee, Sarah Lawrence College; Di-
                             rector, Westchester County Association; Se-
                             nior Vice President and Director, Kensico
                             Cemetery; Director, CLX Energy; Trustee, In-
                             dian River Hospital District.

Charles J. Urstadt (E)       Chairman of the Board of Directors and Chief      72        1975          2003
                             Executive Officer of the Company (since Sep-
                             tember 1989); Chairman and Director, Urstadt
                             Property Company, Inc. (a real estate invest-
                             ment corporation); Trustee Emeritus, Pace
                             University; Director, Putnam Trust Company;
                             Trustee, Historic Hudson Valley; Retired
                             Trustee, Teachers Insurance and Annuity As-
                             sociation.

----------
(A) Member of Audit Committee;
(C) Member of Compensation Committee;
(E) Member of Executive Committee

     During the fiscal year ended October 31, 2000, the Directors held four meetings. The Directors have three standing committees: an Audit Committee, an Executive Committee and a Compensation Committee. Each Director attended at least 75% of the aggregate total number of meetings held during the fiscal year by the Directors and by all committees of which such Director is a member, except Paul D. Paganucci who was unable to attend one Board meeting and one Committee meeting for reasons of ill health. Mr. Paganucci served as a Director and a member of the Audit Committee throughout the year ended October 31, 2000 and until his resignation from the Board in January, 2001.

     The Audit Committee held two meetings during the fiscal year ended October 31, 2000. The Audit Committee recommends to the Directors the independent public accountants to be engaged by the Company, reviews with the Company's independent public accountants and management the Company's quarterly financial statements and internal accounting procedures and controls, and reviews with the Company's independent public accountants the scope and results of the auditing engagement. Messrs. Peter Herrick and George J. Vojta are the current members of the Audit Committee.

     The Compensation Committee, which makes recommendations to the Directors concerning compensation and administers the Company's Stock Option Plan and Restricted Stock Award Plan, held two meetings during the fiscal year ended October 31, 2000. Messrs. E. Virgil Conway, Robert R. Douglass and George H.C. Lawrence are the current members of the Compensation Committee.

     The Executive Committee held no meetings during the fiscal year ended October 31, 2000. In general, the Executive Committee may exercise such powers of the Directors between meetings of the Directors as may be delegated to it by the Directors (except for certain powers of the Directors which may not be delegated). Messrs. Willing L. Biddle, Peter Herrick, Charles D. Urstadt and Charles J. Urstadt are the current members of the Executive Committee.

     The Directors do not have a nominating committee but act as a group on such matters.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). Such persons are also required by SEC regulations to furnish the Com-
pany with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that, with respect to the period from November 1, 1999 through October 31, 2000, its Directors, officers and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements.

     At the Annual Meeting, the stockholders of the Company will be requested to elect three Directors, comprising Class I. The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to elect a Director.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
              APPROVAL OF THE NOMINEES FOR ELECTION AS DIRECTORS.


                  PROPOSAL 2. RATIFICATION OF APPOINTMENT OF
                      INDEPENDENT AUDITORS OF THE COMPANY

     Arthur Andersen LLP, independent auditors, provided auditing services to the Company during the fiscal year ended October 31, 2000. The Directors have, subject to ratification by the stockholders of the Company, appointed Arthur Andersen LLP to audit the financial statements of the Company for the ensuing fiscal year and recommend to the stockholders that such appointment be ratified. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives will also be available to respond to appropriate questions.

     The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
            RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP
                    AS INDEPENDENT AUDITORS OF THE COMPANY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information as of January 5, 2001 available to the Company with respect to the shares of the Company (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the SEC) of more than 5% of the Common Shares and Class A Common Shares then outstanding and (ii) held by each of the Directors, each of the executive officers named in the Summary Compensation Table below, and by all of the Directors and such executive officers as a group:



                             5% BENEFICIAL OWNERS

                                                                                   CLASS A
            NAME AND ADDRESS OF                 COMMON SHARES      PERCENT      COMMON SHARES     PERCENT
              BENEFICIAL OWNER               BENEFICIALLY OWNED   OF CLASS   BENEFICIALLY OWNED   OF CLASS
------------------------------------------- -------------------- ---------- -------------------- ---------
Charles J. Urstadt ........................       2,086,684(1)    32.9%            392,950(2)      6.4%
Urstadt Biddle Properties Inc.
 321 Railroad Ave
 Greenwich, CT 06830

Willing L. Biddle .........................         567,767(3)     8.9%            131,175(4)      2.2%
Urstadt Biddle Properties Inc.
 321 Railroad Ave
 Greenwich, CT 06830

Countryside Square Limited Partnership (5)              -0-                      1,200,000        19.7%
c/o Urstadt Biddle Properties Inc.
 321 Railroad Ave
 Greenwich, CT 06830

Grace & White, Inc. (6) ...................         418,550        6.6%            378,350         6.2%
 515 Madison Ave, Suite 1700
 New York, NY 10022


----------
(1) Of these shares, 262,500 are owned by Urstadt Property Company, Inc., a company of which Mr. Urstadt is the chairman, a director and a principal stockholder, 1,595,850 shares are owned by two irrevocable trusts established for Mr. Urstadt's adult children, 57,000 shares are owned by
    Elinor Urstadt, Mr. Urstadt's wife, 5,534 shares are held by The Trust Established Under the Urstadt Biddle Properties Inc. Excess Benefits and Deferred Compensation Plan (the "Compensation Plan Trust") and 35,000 shares are owned by the Urstadt Conservation Foundation (the "Conservation Foundation"), of which Mr. Urstadt and Elinor Urstadt are the sole trustees. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

(2) Of these shares, 204,150 shares are owned by two irrevocable trusts established for Mr. Urstadt's adult children, 43,000 shares are owned by Elinor Urstadt and 65,000 shares are owned by the Conservation Foundation. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

(3) Of these shares, 4,475 are owned beneficially and of record by Catherine U. Biddle, Mr. Biddle's wife, and 1,992 are held by the Compensation Plan Trust. The figure excludes 193,000 shares issuable upon exercise of options which are not currently exercisable and which will not become exercisable within 60 days. See "Report of Compensation Committee on Executive Compensation" for information with respect to Mr. Biddle's right to acquire Common shares or Class A Common shares or a combination of both upon exercise of these options. See "Compensation and Transactions with Management and Others" below.

(4) Of these shares, 4,475 are owned beneficially and of record by Catherine U. Biddle. See "Compensation and Transactions with Management and Others" below.

(5) The   Company   is   the  general  partner  of  Countryside  Square  Limited
    Partnership.

(6) Based upon information furnished to the Company by Grace & White, Inc.

                            DIRECTORS AND OFFICERS

                                             COMMON                                    CLASS A
                                      SHARES BENEFICIALLY        PERCENT            COMMON SHARES
               NAME                        OWNED (1)          OF CLASS (1)     BENEFICIALLY OWNED (2)     PERCENT OF CLASS (2)
----------------------------------   ---------------------   --------------   ------------------------   ---------------------
Charles J. Urstadt ...............       2,086,684 (3)             32.9%             392,950 (4)                   6.4%
Willing L. Biddle ................        567,767 (5)               8.9%             131,175 (6)                   2.2%
E. Virgil Conway .................         23,356 (7)                 *             75,249 (8)(9)                  1.2%
Robert R. Douglass ...............        19,990 (10)                 *              29,896 (11)                     *
Peter Herrick ....................         39,856 (7)                 *              53,749 (8)                      *
George H.C. Lawrence .............        34,391 (12)                 *              36,937 (13)                     *
Paul D. Paganucci ................         18,856 (7)                 *              18,749 (8)                      *
Charles D. Urstadt ...............        16,091 (14)                 *              3,078 (15)                      *
George J. Vojta ..................         8,125                      *              3,125                           *
James R. Moore ...................        63,416 (16)               1.0%             74,029 (17)                   1.2%
Raymond P. Argila ................        42,666 (18)                 *              43,666 (19)                     *
Directors & Executive Officers
 as a group (11) persons .........       2,921,198 (20)            46.0%            862,603 (21)                  14.2%

----------
 *  Less than 1%

 (1) The  figures presented in this column (except for those relating to Charles
    J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Common Stock Option with respect to all of such options. See "Report of Compensation Committee on Executive Compensation" for information with respect to certain modifications of outstanding options granted under the Company's Stock Option Plan as of August 14, 1998, the date of the Stock
    Dividend. If any such individual elects the Combination Option or the Class A Stock Option with respect to any or all of such options, the number of Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Common Shares beneficially owned and the Percent of Class would be less for such individual.

 (2) The  figures presented in this column (except for those relating to Charles
    J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Class A Stock Option with respect to all of such options. See "Report of Compensation Committee on Executive Compensation" for information with respect to certain modifications of outstanding options granted under the Company's Stock Option Plan as of August 14, 1998, the date of the Stock Dividend. If any such individual elects the Combination Option or the Common Stock Option with respect to any or all of such options, the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Class A Common Shares beneficially owned and the Percent of Class would be less for such individual.

 (3) This figure includes 262,500 Common Shares owned by Urstadt Property Company, Inc., 1,595,850 Common Shares owned by two irrevocable trusts established for Mr. Urstadt's adult children, 57,000 Common Shares owned by Elinor Urstadt, Mr. Urstadt's wife, 5,534 Common Shares owned by the Compensation Plan Trust and 35,000 Common Shares owned by the Urstadt
    Conservation Foundation (the "Conservation Foundation"), of which Mr. Urstadt and Elinor Urstadt are the sole trustees. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

 (4) This figure includes 204,150 Class A Common Shares owned by two irrevocable trusts established for Mr. Urstadt's adult children, 43,000 Class A Common Shares owned by Elinor Urstadt and 65,000 Class A Common Shares owned by the Urstadt Conservation Foundation. Mr. Urstadt disclaims beneficial ownership of any shares held by such Foundation. See "Compensation and Transactions with Management and Others" below.

 (5) This figure includes 4,475 Common Shares owned by Catherine U. Biddle, Mr. Biddle's wife and 1,992 Common Shares held of record by the Compensation Plan Trust. This figure excludes 193,000 Common Shares issuable upon exercise of options which are not currently exercisable and which will not become exercisable within 60 days. Mr. Biddle is the son-in-law of Mr. Urstadt. See "Compensation and Transactions with Management and Others" below.

 (6) This figure includes 4,475 Class A Common shares owned by Catherine U. Biddle. See "Compensation and Transactions with Management and Others" below.

 (7) This figure includes 16,731 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

 (8) This figure includes 16,624 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

 (9) This figure includes 10,000 Class A Common Shares held of record by The Conway Foundation of which Mr. Conway and his wife, Elaine Conway, are the sole directors. Mr. Conway disclaims beneficial ownership of any shares held by The Conway Foundation.

(10) This figure includes 14,765 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(11) This figure includes 14,671 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(12) This figure includes 8,866 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(13) This figure includes 8,812 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(14) This figure includes 2,966 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(15) This figure includes 2,953 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(16) This figure includes 24,500 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(17) This figure includes 10,613 Class A Common shares held of record by the Compensation Plan Trust and 24,500 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(18) This figure includes 20,000 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(19) This figure includes 20,000 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(20) This figure excludes 193,000 Common Shares issuable upon exercise of options which are not currently exercisable and which will not become exercisable within 60 days, but includes 121,290 Common Shares issuable upon exercise of options which are exercisable within 60 days.

(21) This figure includes 120,808 Class A Common Shares issuable upon exercise of options which are exercisable within 60 days.

           COMPENSATION AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

Executive Officer Compensation

     There is set forth below information concerning the annual and long-term compensation paid by the Company during each of the three years ended October 31, 2000 to those persons who were, at October 31, 2000 (i) the chief executive officer and (ii) the three other most highly compensated executive officers of the Company constituting the only persons who were serving as executive officers at such date.


                          SUMMARY COMPENSATION TABLE

      NAME AND PRINCIPAL                                                 RESTRICTED   # OPTIONS     ALL OTHER
           POSITION            YEAR     SALARY      BONUS      TOTAL      STOCK(1)       SARS     COMPENSATION*
----------------------------- ------ ----------- ---------- ----------- ------------ ----------- --------------
Charles J. Urstadt, ......... 2000    $272,365    $30,000    $302,365     $217,515           0       $15,118
Chief Executive Officer       1999    $264,000    $35,000    $299,000     $245,625           0       $15,128
                              1998    $256,000    $40,000    $296,000     $402,500           0       $15,333

Willing L. Biddle, .......... 2000    $209,167    $30,000    $239,167     $290,020     593,000       $11,958
President and Chief           1999    $204,167    $25,000    $229,167     $327,500           0       $11,458
Operating Officer             1998    $197,612    $30,000    $227,612     $301,875           0       $11,381

James R. Moore, ............. 2000    $179,732    $20,000    $199,732     $ 79,756           0       $ 9,987
Executive Vice President      1999    $174,622    $17,000    $191,622     $ 90,063           0       $ 9,581
                              1998    $168,542    $20,000    $188,542     $115,719           0       $ 9,427

Raymond P. Argila, .......... 2000    $145,740    $ 5,000    $150,740     $ 29,002           0       $ 7,537
Senior Vice President         1999    $144,407    $ 5,000    $149,407     $ 32,750           0       $ 7,470
                              1998    $139,700    $ 6,000    $145,700     $ 50,313           0       $ 7,285

----------
 * Consists of a discretionary contribution by the Company to the Company's Profit Sharing and Savings Plan (the "401(k) Plan") allocated to an account of the named executive officer and related excess benefit compensation.

(1) Amounts shown represent the dollar value on the date of grant. The aggregate number of shares of restricted stock held on October 31, 2000 and the value thereof as of such date were as follows: Urstadt, 65,000 each of Class A Common and Common Shares ($922,188); Biddle, 75,000 each of Class A Common and Common Shares ($1,064,063); Moore, 21,750 each of Class A Common and Common Shares ($308,578); and Argila, 9,000 each of
    Class A Common and Common Shares ($127,688). Restricted Stock vests at the end of five years. Dividends on shares of restricted stock are paid as declared.

Director Compensation

     Other than Messrs. C.J. Urstadt and Biddle, each Director is entitled to an annual retainer of $16,000 and compensation of $1,200 for each Director meeting and each committee meeting attended.

Excess Benefits and Deferred Compensation Plan

     Effective November 1, 1996, the Directors adopted the Urstadt Biddle Properties Inc. Excess Benefits and Deferred Compensation Plan, a non-qualified deferred compensation plan. The Plan is intended to provide eligible employees with benefits in excess of the amounts which may be provided under the Company's tax-qualified Profit Sharing and Savings Plan (a 401(K) plan), and to provide such employees with the opportunity to defer receipt of a portion of their compensation. Participation is limited to those employees who earn above the limit on compensation under the Company's Profit Sharing and Savings Plan, currently $170,000.

     Under the Plan, a participant is credited with an amount equal to the contributions which would have been credited to the participant if the $170,000 compensation limitation under the Profit Sharing and Savings Plan did not apply.

     Amounts credited under the Plan vest under the same rules as under the Profit Sharing and Savings Plan. In addition, each Participant may elect to defer the receipt of a portion of his or her compensation until a later date. Amounts credited under the Plan are increased with interest at a rate set from time to time by the Compensation Committee. For the fiscal year ended October 31, 2000, the Company paid annual interest of 7.5% on deferred compensation accounts. In the event of a change of control (as defined in the Plan), the Compensation Committee may in its discretion accelerate the vesting of benefits under the Plan.

     Effective as of January 1, 2000, the Excess Benefits and Deferred Compensation Plan was amended by creating a trust to hold funds allocated under the Plan. Members of the Compensation Committee act as trustees of the trust. Eligible participants in the Plan may elect to have all or a portion of their deferred compensation accounts in the Plan invested in the Company's Common Stock, Class A Common Stock or such other securities as may be purchased by the trustees in their discretion.

Change of Control Agreements

     The Company has agreements with each of its executive officers, including Messrs. Urstadt, Biddle, Moore and Argila, under which, in certain circumstances following a Change of Control of the Company (as defined in such agreements), the Company would pay severance benefits to such persons. If, within 18 months following the Change of Control, the Company terminates the executive's employment other than for cause, or if the executive elects to terminate his employment with the Company for reasons specified in the agreement, the Company will make a severance payment equal to a portion of such person's base salary, together with medical and other benefits during such period. Messrs. Urstadt, Biddle, Moore and Argila would each receive a severance payment equal to their respective twelve month salaries plus benefits. The salaries of Messrs. Urstadt, Biddle, Moore and Argila are currently $275,000, $220,000, $190,000 and $150,000, respectively. Each of such agreements has an indefinite term.

Stock Options

     In connection with the Stock Dividend of August 14, 1998, the Board directed the Compensation Committee to make certain fair and equitable adjustments (the "Adjustments") to the Company's Stock Option Plan. (see "Report of Compensation Committee on Executive Compensation".) On June 28, 2000, the Company amended and restated the Stock Option Plan (the "Amended Plan") to reflect the Adjustments and certain amendments in connection with the ability of the Company to make loans to employees and Directors of the Company to facilitate the exercise of the options granted under the Amended Plan. Under the Amended Plan, 824,093 shares of the Company's authorized but unissued
Common Shares and 743,003 shares of the Company's Class A Common Shares have been reserved for issuance upon the exercise of options which have been or may be granted under the Plan. The persons eligible to participate in the Plan are such key employees of the Company as may be selected from time to time by the Compensation Committee in its discretion, as well as non-employee Directors. The Plan is administered by the Compensation Committee.

     The following table sets forth information regarding a grant of stock options made under the Amended Plan in the fiscal year ended October 31, 2000. Of the executive officers named in the Summary Compensation Table, Mr. Biddle is the only officer who received a grant of stock options.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                               % OF TOTAL         AVERAGE
                                OPTIONS     OPTIONS GRANTED     EXERCISE OR                    GRANT DATE
                               GRANTED*       TO EMPLOYEES       BASE PRICE     EXPIRATION      PRESENT
            NAME                  (#)        IN FISCAL YEAR        ($/SH)          DATE         VALUE**
---------------------------   ----------   -----------------   -------------   ------------   -----------
Willing L. Biddle .........    593,000           100%             $ 6.813        7/05/10       $106,740

----------
*  All options granted during the past fiscal year vest over eighteen months.

** Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility and future dividend yield.

     The Compensation Committee has authorized loans to finance the exercise of stock options granted to executive officers. The loans have a ten-year term, subject to extension at the discretion of the Compensation Committee, bear interest at a fixed rate based upon the rate of interest applicable to United States Ten Year Treasury Notes plus two percent and are secured by a pledge of the related shares. The loans become due on termination of employment by the Company, but are automatically extended for seven months following termination of employment other than for cause, and for 13 months following termination of employment occurring after a Change of Control of the Company. One loan is outstanding to Willing L. Biddle in the principal amount of $3,002,094 and two loans are outstanding to James R. Moore and Raymond P. Argila, each in the principal amount of $133,534. Consistent with the Amended Plan, the loans to Messrs. Moore and Argila were amended effective July 1, 2000 to reflect the terms set forth above.

     The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning the fiscal year-end value of unexercised options and SARs.


AGGREGATED  OPTIONS/SAR  EXERCISES  IN  LAST  FISCAL  YEAR AND FY-END OPTION/SAR
                                    VALUES

                                                             # OF UNEXERCISED
                                                              CLASS A COMMON               VALUE OF UNEXERCISED
                                                             AND COMMON SHARE                  IN-THE-MONEY
                              SHARES                      OPTIONS/SARS AT FY-END        OPTIONS/SARS AT FY-END ($)
                            ACQUIRED ON      VALUE     ----------------------------- ---------------------------------
          NAMES            EXERCISE (#)   REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
------------------------- -------------- ------------- ------------- --------------- ------------- -------------------
Charles J. Urstadt ......      --             --                0            0 (1)       $    0        $       0 (1)
Willing L. Biddle .......      --             --           19,000        593,000         $2,297        $  148,250 (2)
James R. Moore ..........      --             --           24,500            0           $2,563        $        0
Raymond P. Argila .......      --             --           20,000            0           $2,219        $        0

(1) In June, 2000, Mr. Urstadt voluntarily surrendered options previously granted to him which were exercisable for 294,500 Common and Class A Common Shares.

(2) These figures assume that with respect to the options granted to Mr. Biddle in 2000, he will elect to acquire all Common Shares. See "Report of Compensation Committee on Executive Compensation" for information with respect to Mr. Biddle's right to elect Common Shares, Class A Common Shares or a combination of both. If Mr. Biddle elects to acquire some or all Class A Common Shares with respect to any of such options, these figures would be less.

Restricted Stock Plan

     In March 2000, the stockholders approved the Amended and Restated Restricted Stock Award Plan (the "Restricted Stock Plan"). Under the Restricted Stock Plan, 350,000 shares each of the Company's authorized but unissued Common Shares and Class A Common Shares have been reserved for issuance in connection with restricted stock awards which have been or may be granted under the Plan. The persons eligible to receive restricted stock awards are selected by the Compensation Committee, in its discretion, from among management personnel who are considered to have significant responsibility for the growth and profitability of the Company and non-employee Directors. The Plan is administered by the Compensation Committee.

     Each restricted stock award is evidenced by a written agreement, executed by both the relevant participant and the Company, setting forth all the terms and conditions applicable to such award as determined by the Compensation Committee. Such terms and conditions shall include (i) the length of the restricted period of the award, (ii) the restrictions applicable to the award, including (without limitation) the employment or directorship status rules governing forfeiture, and the prohibition against the sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period, and (iii) the eligibility to share in dividends and other distributions paid to the Company's stockholders during the restricted period.

     If a participant terminates employment or ceases to be a director prior to the lapse of the restricted period by reason of death or disability, the restrictions shall lapse on such date. If a participant terminates employment by reason of Retirement (as defined in the Restricted Stock Plan), all awards of Restricted Stock continue to vest as if Retirement had not occurred until such time as the restrictions lapse.

     The Compensation Committee has the authority to accelerate the time at which the restrictions may lapse whenever it considers that such action is in the best interests of the Company and of its stockholders, whether by reason of changes in tax laws, a "change in control" (as defined in the Plan), or otherwise.

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee, which is composed of three independent outside Directors, is responsible for making recommendations to the Board concerning compensation and for administering the Company's Stock Option Plan and
Restricted Stock Plan. The Compensation Committee considered a variety of factors and criteria in arriving at its recommendations for compensation of the Company's executive officers for fiscal 2000.

     The Committee believes that compensation should be structured to provide incentives to the Company's officers to enhance the long-term profitability of the Company. Thus, in making its recommendations regarding compensation, the Committee attempts to align the financial interests of the Company's executive officers with those of its stockholders.

     In evaluating the potential long-term profitability of the Company and making its fiscal 2000 compensation recommendations, the Committee considered stock price, projected and actual cash flow, leasing activities, new acquisitions and other factors in arriving at its conclusions. In 2000, the stockholders approved the Amended and Restated Restricted Stock Award Plan (the "Restricted Stock Plan") and the Company amended its Stock Option Plan. The Restricted Stock Plan and the Stock Option Plan provide the Company's key executives with a direct incentive to improve the Company's profitability and consequently, stockholder value. The Restricted Stock Plan provides that restricted stock be held for a specified time after it is issued before it can be sold or disposed of. Thus, if the executive leaves the Company other than by retirement, the unvested stock generally is forfeited. Restricted stock awards serve as both a reward for performance and a retention device for key executives and help to align their interests with all stockholders.

     The Committee believes that the continued focus by the Chief Executive Officer on financing, acquisitions and sales, leasing and cost containment, in the face of a highly competitive market and changing retail environment, warrants special recognition and that such focus has positioned the Company for potential long-term profitability. The Committee recommended to the Board of
Directors and the Board of Directors approved an increase in Mr. Urstadt's annual salary to $275,000 and awarded him a cash bonus of $35,000. The Committee also awarded Mr. Urstadt 15,000 Class A Common Shares and 15,000 Common Shares of restricted stock. The amount of restricted stock was determined by the Committee based on its judgment as to the appropriate amount of incentive compensation that should be in the form of stock in order to meet competitive compensation trends among REITs of comparable size.

     The Committee also believes the leadership of Mr. Biddle during fiscal 2000 in all areas of operations including particularly increasing leasing, capital financing and cost containment merits special recognition. The Committee awarded Mr. Biddle options ("Options") totaling 593,000 shares of Common Stock and Class A Common Stock. Pursuant to the terms of the Option grant, each such Option shall, at the election of the holder, be an Option to acquire the stated number of shares in Common Stock, Class A Common Stock or such combination of both Common Stock and Class A Common Stock as shall total the number of shares subject to such Option. The Committee also awarded Mr. Biddle 20,000 Class A Common Shares and 20,000 Common Shares of restricted stock.

     On June 16, 1998, the Board of Directors declared the Stock Dividend on the Common Stock and the Stock Dividend was paid on August 14, 1998 to holders of record of the Common Stock as of the close of business on the Stock Dividend Record Date.

     In connection with the Stock Dividend, each of the officers' and directors' options to purchase shares of Common Stock awarded prior to the Stock Dividend (each an "Existing Option") is deemed to be, upon his election with respect to each Existing Option: (i) an option (each, a "Common Stock Option") to purchase such number of shares of Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; (ii) an option (each, a "Class A Stock Option") to purchase such number of shares of Class A Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; or (iii) an option (each, a "Combination Option") to purchase such number of shares of Common Stock and such number of shares of Class A Common Stock, in each case, as shall be equal to the number of shares of Common Stock issuable pursuant to the related Existing Option.

     The exercise price for the purchase of one share of Common Stock and/or one share of Class A Common Stock pursuant to any Common Stock Option, Class A Stock Option or Combination Option has been set according to the proportional allocation of the exercise price for the purchase of one share of Common Stock pursuant to the related Existing Option, such proportional allocation being determined according to the fair market values of the underlying shares of Common Stock (ex-Stock Dividend) and Class A Common Stock.

                   Compensation Committee:
                                     E. Virgil Conway, Chairman
                                     Robert R. Douglass
                                     George H.C. Lawrence


                           REPORT OF AUDIT COMMITTEE

To the Board of Directors of Urstadt Biddle Properties Inc.

     The Audit Committee of the Company's Board of Directors consists entirely of non-employee directors that are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter appears as Appendix A to this proxy statement.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended October 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     During the year ended October 31, 2000, the Company paid the independent auditors, Arthur Andersen, LLP, $125,400 for audit services and $38,950 for non-audit services. Non-audit services included, but were not necessarily limited to, compensation issues, tax planning and real estate tax related issues.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2000.

                   Audit Committee:
                                     Peter Herrick, Chairman
                                     George J. Vojta

                               OTHER INFORMATION


                        COMMON SHARES PERFORMANCE GRAPH

     The following graph compares, for the five-year period ended October 31, 2000, the cumulative total return to holders of the Company's Common Shares
(UBP) with the returns for the NAREIT All REIT Index (a peer group index) published by the National Association of Real Estate Investment Trusts (NAREIT) and for the S&P 500 Index for the same period.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
AMONG  URSTADT  BIDDLE  PROPERTIES INC. COMMON SHARES, THE S&P 500 INDEX AND THE
                             NAREIT ALL-REIT INDEX



[GRAPHIC OMITTED]


                               10/95     10/96     10/97     10/98     10/99     10/00
                              -------   -------   -------   -------   -------   ------
UBP Common Stock ..........    100       116       149       142       139       150
S&P 500 ...................    100       124       164       200       251       267
NAREIT ALL-REIT ...........    100       126       166       141       129       152

* $100 INVESTED ON 10/31/95 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING OCTOBER 31.

The  stock price performance shown on the graph is not necessarily indicative of future price performance.

     On October 31 of each of 1995, 1996 and 1997, the only publicly traded equity security of the Company was the Common Shares. In June 1998, the Company established the Class A Common Shares and on August 14, 1998, the Stock Dividend was paid, pursuant to which holders of the Common Shares received one Class A Common Share for each outstanding Common Share. All share prices and dividends have been adjusted to reflect the Stock Dividend for all periods presented. Since August 17, 1998, both the Common Shares and the Class A Common Shares have been publicly traded on the New York Stock Exchange, Inc.

                    CLASS A COMMON SHARES PERFORMANCE GRAPH

     The following graph compares, for the period beginning August 17, 1998 (inception) and ended October 31, 2000, the cumulative total return to holders of the Company's Class A Common Shares (UBP.A) with the returns for the NAREIT All REIT Index (a peer group index) published by the National Association of Real Estate Investment Trusts (NAREIT) and for the S&P 500 Index for the same period.


            COMPARISON OF TWENTY-SIX MONTH CUMULATIVE TOTAL RETURN*
AMONG  URSTADT  BIDDLE  PROPERTIES INC. CLASS A COMMON SHARES, THE S&P 500 INDEX
                         AND THE NAREIT ALL-REIT INDEX



[GRAPHIC OMITTED]



                                         8/17/98     10/98     10/99     10/00
                                        ---------   -------   -------   ------
UBP.A Class A Common Stock ..........     100         99        102      108
S&P 500 .............................     100         98        124      131
NAREIT ALL-REIT .....................     100         93         85      100

* $100 INVESTED ON 8/17/98 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING OCTOBER 31.

The  stock price performance shown on the graph is not necessarily indicative of future price performance.

                 SOLICITATION OF PROXIES AND VOTING PROCEDURES

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, facsimile transmission or telephone. Directors and officers of the Company may participate in such solicitation and will not receive additional compensation for such services. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Company Common Shares and Class A Common Shares and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

     The presence, either in person or by properly executed proxy, of a majority of the Company's outstanding Common Shares and Class A Common Shares is necessary to constitute a quorum at the Annual Meeting. Each Common Share outstanding on the Record Date entitles the holder thereof to one vote and each Class A Common Share outstanding on the Record Date entitles the holder thereof to 1/20 of one vote. An automated system administered by the Company's transfer agent tabulates the votes.

     The election of the Directors and the ratification of the appointment of the Company's auditors each requires the affirmative vote of a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. Abstentions will thus be the equivalent of negative votes and broker non-votes will have no effect with respect to such proposals, as any Common Shares or Class A Common Shares subject to broker non-votes will not be present and entitled to vote with respect to any proposal to which the broker non-vote applies.

     Each of the Proposals presented to the Company at the Annual Meeting is being presented as a separate and independent Proposal and no Proposal is conditioned upon adoption or approval of any other Proposal.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements and other information may be inspected without charge at the principal office of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at Seven World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies of all or any part thereof may be obtained at prescribed rates from the SEC's Public Reference Section at such addresses. Also, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Such reports, proxy and information statements and other information also can be inspected at the office of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

     The Company's Annual Report to Stockholders for the fiscal year ended October 31, 2000 (which is not part of the Company's proxy soliciting materials) has been mailed to the Company's stockholders with or prior to this Proxy Statement. A copy of the Company's Annual Report on Form 10-K, without exhibits, will be furnished without charge to stockholders upon request to:

                          Thomas D. Myers, Secretary
                        Urstadt Biddle Properties Inc.
                              321 Railroad Avenue
                              Greenwich, CT 06830


                                 OTHER MATTERS

     The  Directors  know  of  no  other  business to be presented at the Annual
Meeting. If other matters properly come before the meeting in accordance with the Articles of Incorporation, the persons named as proxies will vote on them in accordance with their best judgment.

     Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2002 Annual Meeting of Stockholders by utilizing Rule 14a-8 under the Securities Exchange Act of 1934, must comply with the requirements as to form and substance established by the SEC for such proposals to be included in the Company's proxy statement for such Annual Meeting and such proposals must be received by the Company by October 1, 2001.

     Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2002 Annual Meeting of Stockholders without complying with Rule 14a-8 or who intends to make a nomination for election to the Company's Board of Directors at the 2002 Annual Meeting of Stockholders, must comply with certain advance notification requirements set forth in the Company's bylaws. The Company's bylaws provide, in part, that any proposal for stockholder action, or nomination to the Board of Directors, proposed other than by the Board of Directors must be received by the Company in writing, together with specified accompanying information, at least 75 days prior to an annual meeting in order for such action to be considered at the meeting. The year 2002 Annual Meeting of Stockholders is currently anticipated to be held on March 13, 2002, and any notice of intent to consider other matters and/or nominees, and related information, must therefore be received by the Company by December 28, 2001. The purpose of the bylaw is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought.

     You are urged to complete, date, sign and return your Proxy Card promptly to make certain your Shares will be voted at the Annual Meeting, even if you plan to attend the meeting in person. If you desire to vote your Shares in person at the meeting, your proxy may be revoked. For your convenience in returning the Proxy Card, a pre-addressed and postage paid envelope has been enclosed.


                            YOUR PROXY IS IMPORTANT
                      WHETHER YOU OWN FEW OR MANY SHARES.
           PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD TODAY.

                                  APPENDIX A


                               COMMITTEE CHARTER
                            FOR THE AUDIT COMMITTEE
                                      OF
                        URSTADT BIDDLE PROPERTIES INC.


PURPOSE:

     The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

COMPOSITION:

     The Audit Committee shall consist of at least three members appointed by the Board. All members shall meet the independence and experience requirements of the New York Stock Exchange.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

RESPONSIBILITIES:

 The Audit Committee shall:

    1. Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

    3. Review  any  analyses  prepared by management and the independent auditor
       of   significant   financial  reporting  issues  and  judgments  made  in
       connection with the preparation of the Company's financial statements.

    4. Review   with  management  and  the  independent  auditor  the  Company's quarterly financial statements prior to the filing of its Form 10-Q or authorize the Audit Committee Chairman to conduct such a review.

    5. Meet   periodically   with  management  to  review  the  Company's  major
       financial risk exposures and the steps management has taken to monitor and control such exposures.

    6. Review   major   changes   to   the  Company's  auditing  and  accounting
       principles and practices as suggested by the independent auditor or management.

    7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board of Directors.

    8. Approve the fees to be paid to the independent auditor.

    9. Receive a formal written statement from the independent auditor regarding the auditor's independence, discuss such statement with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

   10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

   11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

   12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

   13. Discuss   with  the  independent  auditor  the  matters  required  to  be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

   14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

   15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement (see Exhibit A).

   16. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

   17. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

   18. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

                                   EXHIBIT A


                   SUGGESTED FORM OF AUDIT COMMITTEE REPORT


                       TO BE INCLUDED IN PROXY STATEMENT


Report Of Audit Committee


Date Of Proxy Statement


To the Board of Directors of Urstadt Biddle Properties Inc.:

     We  have  reviewed  and  discussed  with  management  the Company's audited
financial statements as of and for the year ended October 31,     .

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based  on  the  reviews  and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended October
31,     .


Name of Audit Committee Chairman

Name of Audit Committee Member

Name of Audit Committee Member